Exhibit 12.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER UNDER SECTION 302 OF THE
SARBANES-OXLEY ACT

I, Mali Zeevi, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report (the “Report”) on Form 20-F of BioLineRx Ltd. and

2.
Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report.

Date: June 5, 2019

/s/  Mali Zeevi
Mali Zeevi
Chief Financial Officer